                                                                  EXHIBIT 10.110

                    AMENDMENT #2 TO NOTE PURCHASE AGREEMENT
                    ---------------------------------------


          This Amendment #2 to Note Purchase Agreement (this "Amendment"), dated
                                                              ---------
as of March 30, 1995, among Sahara Mission Valley Inc., a Nevada corporation (the "Company"), Sahara Gaming Corporation, a Nevada corporation (the
      -------
"Guarantor"), and Hacienda Hotel Inc, a Nevada corporation ("Hacienda Inc."), on
 ---------
the one hand and each of Muico & Co. ("Muico"), PaineWebber Managed Investments
                                       -----
Trust-PaineWebber High Income Fund ("PaineWebber"), Equifax, Inc. U.S.
                                     -----------
Retirement Income Plan Trust ("Equifax") and Sherborne Group Master Trust
                               -------
("Sherborne" and collectively with Muico, PaineWebber and Equifax, the
- - -----------
"Noteholders") on the other, supplements and amends the Note Purchase Agreements
- - ------------
dated as of March 31, 1994, as amended by Amendment #1 thereto, among the Company and the Guarantor on the one hand and each of Muico and PaineWebber and Equifax and Sherborne, as assignees of Cerberus Partners, on the other (the

"Note Purchase Agreement").  Capitalized terms used herein without definition
- - ------------------------
shall have the meanings assigned such terms in the Note Purchase Agreement.

                                    RECITALS
                                    --------

          WHEREAS, pursuant to the terms of the Note Purchase Agreement, the Company issued and sold $15,000,000 aggregate principal amount of its 12% Convertible First Mortgage Notes Due 1995 (the "Notes") to the Noteholders.
                                                -----

          WHEREAS, the parties to the Note Purchase Agreement desire to amend the Note Purchase Agreement to extend the Maturity Date of the Notes upon the terms set forth herein.

          NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

                                   AGREEMENT
                                   ---------

          1.  Amendments.

          (a) Section 1.1 of the Note Purchase Agreement is hereby amended to read in its entirety as follows:

          1.1  Description of the Notes.  The Company will authorize the
               ------------------------
          issuance and sale of $15,000,000 aggregate principal amount of its 12% Convertible First Mortgage Notes Due 1995 (the "Notes"), to be dated
                                                          -----
          the date of issuance. The Notes shall bear interest on the outstanding principal balance thereof until paid at a rate per annum equal to 12%. Except as otherwise provided in Article II and in this
          Section 1.1, the entire $15,000,000 aggregate principal amount of the Notes, together with all accrued and unpaid interest thereon, shall be due and payable on the Maturity Date, provided that the Company may from time to time, at its option, pay any interest that has accrued and remains unpaid as of the date of such payment; and, provided further, that the Company shall pay interest monthly in arrears at a rate equal to 12% per annum from April 1, 1995 to the Maturity Date on the unpaid principal amount of the Notes plus all accrued and unpaid interest thereon as of March 31, 1995 (the "Extension Interest Payments"). The Extension Interest Payments shall be made on the fifth day of each month commencing on May 5, 1995 and continuing until the Maturity Date. Interest on the Notes shall be computed based on a 360-day year and paid for the actual number of days elapsed (including the date of issuance and excluding the date of payment).

          (b) The second sentence of Section 1.3 of the Note Purchase Agreement is hereby amended to read in its entirety as follows:

          In addition, pursuant to Article VIII, the Guarantor and Hacienda Inc. are guaranteeing, for the benefit of the holders of the Notes, the payment of principal of and interest on the Notes and other amounts owing by the Company to the holders of the Notes in connection therewith.

          (c) Sections 8.4, 8.5 and 8.6 are hereby added to the Note Purchase Agreement to read in their entirety as follows:

          8.4  Hacienda Guaranty.  Hacienda Inc. hereby unconditionally
               -----------------
          guaranties (such guaranty being the "Hacienda Guaranty") to each
                                               -----------------
          holder of a Note, irrespective of the validity and enforceability of this Agreement, the Notes or the Deed of Trust or the obligations of the Company under this Agreement, the Notes or the other Transaction Documents, that: (a) the principal of and interest on the Notes will be paid in full when due, whether at the maturity, by acceleration, redemption or otherwise, all in accordance with the terms of this Agreement and the Notes; and (b) in case of any extension of time of payment or renewal of any Notes, it will be paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration or otherwise. Failing payment when due of any amount so guarantied for whatever reason, Hacienda Inc. shall be obligated to pay the same whether or not such failure to pay has become an Event of Default which could cause acceleration pursuant to Section 6.2.

          Hacienda Inc. hereby agrees that its obligations with regard to this Hacienda Guaranty shall be absolute and unconditional, irrespective of
          (a) the validity, regularity or enforceability of this Agreement, the Notes or the other Transaction Documents, (b) the absence of any action to enforce the same, (c) any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof or of any other Transaction Document, (d) any delays in obtaining or realizing upon or failures to obtain or realize upon the Collateral, (e) the recovery of any judgment against the Company or any other obligor on the Notes, (f) any other circumstances that might otherwise constitute a legal or equitable discharge or defense of a guarantor or (g) any amendment or modification of the Transaction Documents, including any increase in the Notes, extension of maturity or addition to or release from the Collateral. The Hacienda Guaranty is a guarantee of a payment and not of collectibility. Hacienda Inc. hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company or any other obligor on the Notes, any right to require a proceeding first against the Company or any other obligor on the Notes, protest, notice and all demands whatsoever and covenants that this Hacienda Guaranty will not be discharged except by complete performance of the obligations contained in this Agreement, the Notes and the Transaction Documents. Without limiting any of the provisions of this Section 8.4, Hacienda Inc. further specifically waives any and all defenses that may be available to the Company and waives any and all right to require any foreclosure proceeding with respect to the property secured by the Deed of Trust or any other Transaction Document prior to the enforcement of the obligations of Hacienda Inc. hereunder including any "single action" or "anti-deficiency" law.

          If any holder of any Note is required by any court or otherwise to return to the Company, Hacienda Inc. or any custodian, trustee or similar official acting in relating to either the Company or Hacienda Inc., any amount paid by the Company or Hacienda Inc. to such holder, this Hacienda Guaranty, to the extent theretofore discharged, shall be reinstated in full force and effect.

          Hacienda Inc. further agrees that, as between Hacienda Inc., on the one hand, and the holder, on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in
          Section 6.2 of this Agreement for the purposes of this Hacienda Guaranty, notwithstanding any stay, injunction or other prohibition preventing such acceleration as to the Company or any other obligor on the Notes of the obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of those obligations as provided in
          Section 6.2 of this Agreement, those obligations (whether or not due and payable) will forthwith become due and payable by Hacienda Inc..

          Hacienda Inc. hereby irrevocably waives any claim or other rights which it may now have or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of Hacienda Inc.'s obligations under this Hacienda Guaranty, this Agreement and the other Transaction Documents, including without limitation any right of subrogation, reimbursement, exoneration, indemnification and any right to participate in any claim or remedy of any holder of Notes against the Company, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to Hacienda Inc. in violation of the preceding sentence and the Notes shall not have been paid in full, such amount shall have been deemed to have been paid to Hacienda Inc. for the benefit of, and held in trust for the benefit of, Holders of the Notes, and shall forthwith be paid to such Holders to be credited and applied upon the Notes, whether matured or unmatured, in accordance with the terms of this Agreement. Hacienda Inc. acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Agreement and that the waiver set forth herein is knowingly made in contemplation of such benefits.

          If any provision of this Hacienda Guaranty shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          8.5  Effectiveness of Hacienda Guaranty.
               ----------------------------------

          (a) To evidence the Hacienda Guaranty set forth in Section 8.4, Hacienda Inc. agrees that a notation of the Hacienda Guaranty in substantially the form included in the form of Note included in Exhibit B shall be endorsed on each Note and that this Agreement shall be executed on behalf of Hacienda Inc. by its Chairman of the Board, its President or one of its Vice Presidents.

          (b) Hacienda Inc. agrees that the Hacienda Guaranty set forth in
          Section 8.4 will remain in full force and effect and apply to all the Notes notwithstanding any failure to endorse on each Note a notation of the Hacienda Guaranty.

          (c) The Hacienda Guaranty set forth on any Note may be executed manually or by facsimile. The delivery of any Note by the Company shall constitute due delivery of the Hacienda Guaranty set forth in this Agreement on behalf of Hacienda Inc.

          8.6  Information Regarding Company.  Hacienda Inc. expressly waives
               -----------------------------
          any duty which may now or hereafter exist on the part of any of you to disclose to Hacienda Inc. any matter related to the business, operations, character, collateral, credit, condition (financial or otherwise), income or prospects of the Company or its properties or management, whether now or hereafter known by any of you. Hacienda Inc. represents, warrants and agrees that it assumes sole responsibility for obtaining from the Company all information concerning this Agreement and all other Transaction Documents and all other information as to the Company and its properties or management as Hacienda Inc. deems necessary or desirable.

          (d) Article X of the Note Purchase Agreement is hereby amended to add the following definitions:

          "Hacienda Inc." shall mean Hacienda Hotel Inc., a Nevada corporation and a wholly owned subsidiary of the Guarantor.

          "Hacienda Guaranty" shall have the meaning set forth in Section 8.4.

          (e) The definition of "Maturity Date" included in Article X of the Note Purchase Agreement is hereby amended to read in its entirety as follows:

          "Maturity Date" shall mean the earlier of (i) September 30, 1995 or
          (ii) five days after the consummation of a sale of substantially all of the assets of the Hacienda Resort Hotel & Casino.

          (f) Section 11.1 is hereby amended to read in its entirety as follows:

          11.1  Notices. All notices, requests and demands hereunder shall be
                -------
          sufficient if given in writing or by telegraph, telex or telecopy.
          Any notice by the Company, the Guarantor or Hacienda Inc. to you shall be addressed to you at your respective addresses set forth on your respective signature pages to this Agreement (or such other address as any Purchaser shall provide by notice given in accordance with this
          Section 11.1), and any notice by you to the Company, the Guarantor or Hacienda Inc. shall be addressed as follows (or to such other address the

          Company, the Guarantor or Hacienda Inc. shall provide you by notice given in accordance with this Section 11.1):

To the Company,                        Sahara Gaming Corporation
the Guarantor or                       2535 Las Vegas Boulevard
Hacienda Inc.:                         South Las Vegas, Nevada 89109
                                       Attention:  Chief Operating Officer

with a copy in each case to:           Gibson, Dunn & Crutcher
                                       333 South Grand Avenue
                                       Los Angeles, CA 90071
                                       Attention:  Karen E. Bertero


          (g) The first sentence of Section 11.2 is hereby amended to read in its entirety as follows:

          This Agreement shall be binding upon you, the Company, the Guarantor and Hacienda Inc. and your respective successors and permitted assigns.

          (h) The first clause of the first sentence of Section 11.8 is hereby amended to read in its entirety as follows:

          This Agreement may be amended with the written consent of the Company, the Guarantor, Hacienda Inc. and the holders of a majority in principal amount of the Notes outstanding and purchased hereunder at the time such action is taken;

          (i) The introductory clause of Section 11.10 is hereby amended to read in its entirety as follows:

          11.10  Venue; Service of Process.  Each of the Company, the Guarantor
                 -------------------------
          and Hacienda Inc.:

          (j) The last paragraph of Section 11.10 is hereby amended to read in its entirety as follows:

          Each of the Company, the Guarantor and Hacienda Inc. consents to service of process in any such proceeding in any manner permitted by the General Laws of the State of New York and agrees that service of process by registered or certified mail, return receipt required, at its address specified in or pursuant to Section 11.1 is reasonably calculated to give actual notice.

          (k) Section 11.11 of the Note Purchase Agreement is hereby amended to read in its entirety as follows:

          11.11  WAIVER OF TRIAL BY JURY.  EACH OF THE COMPANY, THE GUARANTOR,
                 -----------------------
          HACIENDA INC. AND YOU HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN CONNECTION WITH THIS AGREEMENT, THE NOTES AND ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          Each of the Company, the Guarantor and Hacienda Inc. acknowledges that it has been informed by you that the provisions of this Section 11.11 constitute a material inducement upon which you have relied and will rely in entering into this Agreement and any other Transaction Document, and that it has reviewed the provisions of this Section
          11.11 with its counsel. You or the Company, the Guarantor or Hacienda Inc. may file an original counterpart or a copy of this Section 11.11 with any court as written evidence of the consent of any parties hereto to the waiver of their rights to trial by jury.

          2.  Miscellaneous Provisions.

          (a) Upon execution and delivery of this Amendment, the Note Purchase Agreement shall be modified and amended in accordance with the terms of this Amendment, and all the terms and conditions of both shall be read together as though they constitute one instrument except that, in case of conflict, the provisions of this Amendment shall control.

          (b) This Amendment shall bind and inure to the benefit of any successors or assigns of the parties hereto.

          (c) This Amendment shall be governed and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first written above.

                                  SAHARA MISSION VALLEY INC.,
                                  a Nevada corporation


                                  By   /s/ THOMAS K. LAND
                                     -------------------------------------------
                                     Name:  Thomas K. Land
                                     Title: Senior Vice President

                                  SAHARA GAMING CORPORATION,
                                  a Nevada corporation


                                  By  /s/ THOMAS K. LAND
                                     -------------------------------------------
                                     Name:  Thomas K. Land
                                     Title: Senior Vice President

                                  HACIENDA HOTEL INC.,
                                  a Nevada corporation


                                  By  /s/ THOMAS K. LAND
                                     -------------------------------------------
                                     Name:  Thomas K. Land
                                     Title: Senior Vice President

                                  MUICO & CO., as nominee for each of the funds listed below


                                  By  /s/ NICHOLAS A. PERAZZO
                                     -------------------------------------------
                                     Name:  Nicholas A. Perazzo
                                     Title: Assistant Vice President

                                  The undersigned funds direct MUICO & CO.
                                  to enter into the foregoing Amendment on behalf of the respective funds:


                                  PUTNAM HIGH YIELD TRUST          ($ 4,925,000)

                                  By  /s/ ROBERT M. PAINE
                                     -------------------------------------------
                                     Name:  Robert M. Paine
                                     Title: Vice President

                                  PUTNAM HIGH YIELD                ($ 1,000,000)
                                  ADVANTAGE FUND


                                  By  /s/ ROBERT M. PAINE
                                     -------------------------------------------
                                     Name:  Robert M. Paine
                                     Title: Vice President

                                  PUTNAM CAPITAL                   ($   540,000)
                                  MANAGER TRUST - PMC
                                  HIGH YIELD FUND

                                  By  /s/ ROBERT M. PAINE
                                     -------------------------------------------
                                     Name:  Robert M. Paine
                                     Title: Vice President


                                  PUTNAM MANAGED HIGH              ($   500,000)
                                  YIELD TRUST


                                  By  /s/ ROBERT M. PAINE
                                     -------------------------------------------
                                     Name:  Robert M. Paine
                                     Title: Vice President

                                  PUTNAM MASTER INCOME             ($   375,000)
                                  TRUST


                                  By  /s/ ROBERT M. PAINE
                                     -------------------------------------------
                                     Name:  Robert M. Paine
                                     Title: Vice President

                                  PUTNAM PREMIER                   ($   950,000)
                                  INCOME TRUST

                                  By  /s/ ROBERT M. PAINE
                                    -------------------------------------------
                                     Name:  Robert M. Paine
                                     Title: Vice President

                                  PUTNAM DIVERSIFIED               ($ 1,710,000)
                                  INCOME TRUST


                                  By  /s/ ROBERT M. PAINE
                                     -------------------------------------------
                                     Name:  Robert M. Paine
                                     Title: Vice President

                                  PUTNAM CAPITAL                   ($   100,000)
                                  MANAGER TRUST -
                                  PUTNAM DIVERSIFIED
                                  INCOME FUND


                                  By  /s/ ROBERT M. PAINE
                                     -------------------------------------------
                                     Name:  Robert M. Paine
                                     Title: Vice President

                                              (Total)              ($10,000,000)

   IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first written above.

                                  SAHARA MISSION VALLEY INC.,
                                  a Nevada corporation


                                  By  /s/ THOMAS K. LAND
                                     -------------------------------------------
                                     Name:  Thomas K. Land
                                     Title: Senior Vice President

                                  SAHARA GAMING CORPORATION,
                                  a Nevada corporation


                                  By  /s/ THOMAS K. LAND
                                     -------------------------------------------
                                     Name:  Thomas K. Land
                                     Title: Senior Vice President

                                  HACIENDA HOTEL INC., a Nevada corporation


                                  By  /s/ THOMAS K. LAND
                                     -------------------------------------------
                                     Name:  Thomas K. Land
                                     Title: Senior Vice President

                                  PAINEWEBBER MANAGED INVESTMENTS
                                  TRUST--PAINEWEBBER HIGH INCOME FUND


                                  By  /s/ TERESA M. BOYLE
                                     -------------------------------------------
                                     Name:  Teresa M. Boyle
                                     Title: Vice President

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first written above.

                                  SAHARA MISSION VALLEY INC.,
                                  a Nevada corporation


                                  By  /s/ THOMAS K. LAND
                                     -------------------------------------------
                                     Name:  Thomas K. Land
                                     Title: Senior Vice President

                                  SAHARA GAMING CORPORATION,
                                  a Nevada corporation


                                  By  /s/ THOMAS K. LAND
                                     -------------------------------------------
                                     Name:  Thomas K. Land
                                     Title: Senior Vice President

                                  HACIENDA HOTEL INC., a Nevada corporation


                                  By  /s/ THOMAS K. LAND
                                     -------------------------------------------
                                     Name:  Thomas K. Land
                                     Title: Senior Vice President


                                  SHERBORNE GROUP MASTER TRUST

                                  By:  KEYSTONE FIXED INCOME ADVISERS, INC.,
                                  as Investment Manager

                                  By  /s/ JAMES R. MCCALL
                                     -------------------------------------------
                                     Name:  James R. McCall
                                     Title: President

                                  EQUIFAX, INC. U.S. RETIREMENT
                                  INCOME PLAN TRUST

                                  By:  KEYSTONE FIXED INCOME ADVISERS, INC.,
                                  as Investment Manager


                                  By  /s/ JAMES R. MCCALL
                                     -------------------------------------------
                                     Name:  James R. McCall
                                     Title: President